EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     To the knowledge of each of the undersigned, this Report on Form 10-QSB for the quarter ended September 30, 2002 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of EP MedSystems, Inc. for the applicable reporting period.



Date:  November 14, 2002        By: /s/ Reinhard Schmidt
                                   ---------------------------------------------
                                   Reinhard Schmidt, Chief Executive Officer
                                   (Principal Executive Officer)



                                By: /s/ Matthew Hill
                                  ----------------------------------------------
                                  Matthew Hill, Controller
                                  (Principal Financial Officer)